WisdomTree Trust

WisdomTree Physical AI, Humanoids, and Drones Fund (WDRN)

(the “Fund”)

Supplement dated September 30, 2026 to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented, for the Fund

The information below supplements, and should be read in conjunction with, the Prospectus and SAI.

Effective immediately, Michael Stoll no longer serves as a Portfolio Manager of the Fund. Accordingly, all references to Michael Stoll in the Prospectus and SAI are hereby deleted. Marlene Walker-Smith, David France, CFA, Todd Frysinger, CFA, and Vlasta Sheremeta, CFA continue to serve as Portfolio Managers of the Fund.

The change described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS - WDRN - 09.26